United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: November 27, 2023

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30A	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange

Item 8.01 Other Events.

Financial Information of Spirit

As previously disclosed, on October 29, 2023, Realty Income Corporation, a Maryland corporation (“Realty Income”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Saints MD Subsidiary, Inc., a Maryland corporation and a direct wholly owned subsidiary of Realty Income (“Merger Sub”), and Spirit Realty Capital, Inc., a Maryland corporation (“Spirit”). Pursuant to the terms and conditions of the Merger Agreement, upon the closing, Spirit will be merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Merger”).

Realty Income is filing this Current Report on Form 8-K to provide certain financial information with respect to the proposed Merger. Specifically, this Current Report on Form 8-K provides: (1) the audited consolidated financial statements of Spirit as of December 31, 2022 and 2021, and for each of the years in the three year period ended December 31, 2022, attached hereto as Exhibit 99.1 and incorporated herein by reference, (2) the unaudited consolidated financial statements of Spirit as of September 30, 2023 and for the nine month periods ended September 30, 2023 and 2022, attached hereto as Exhibit 99.2 and incorporated herein by reference, and (3) Realty Income’s unaudited pro forma condensed combined balance sheet as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022, relating to the proposed Merger, attached hereto as Exhibit 99.3 and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements have been prepared on the basis of certain assumptions and estimates and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the combined company would have been had the Merger been consummated on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the combined company as of or for any future date or period. For further information, see Exhibit 99.3. The information in Exhibits 99.1 and 99.2 was provided by Spirit.

Supplemental Risk Factors

Realty Income is also filing this Current Report on Form 8-K to provide certain supplemental risk factors related to the Merger (the “Supplemental Risk Factors”), which are expected to be reflected in the Registration Statement on Form S-4 to be filed in connection with the Merger. The Supplemental Risk Factors are attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses to be Acquired.

The audited consolidated financial statements of Spirit as of December 31, 2022 and 2021, and for each of the years in the three year period ended December 31, 2022 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The unaudited consolidated financial statements of Spirit as of September 30, 2023 and for the nine month periods ended September 30, 2023 and 2022 are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Realty Income as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022, giving effect to the Merger, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(d)	Exhibits.

Exhibit No	Description
23.1	Consent of Ernst & Young LLP for Spirit Realty Capital, Inc.

99.1	Audited consolidated financial statements of Spirit Realty Capital, Inc. as of December 31, 2022 and 2021, and for each of the years in the three year period ended December 31, 2022.

99.2	Unaudited consolidated financial statements of Spirit Realty Capital, Inc. as of September 30, 2023 and for the nine month periods ended September 30, 2023 and 2022.

99.3	Unaudited pro forma condensed combined balance sheet of Realty Income Corporation as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022.

99.4	Supplemental Risk Factors

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words and phrases such as “preliminary,” “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters but are meant to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise, and Realty Income and/or Spirit may not be able to realize them. Neither Realty Income nor Spirit guarantee that the events described will happen as described (or that they will happen at all). The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: Realty Income’s or Spirit’s continued qualification as a REIT under the Internal Revenue Code of 1986, as amended; general domestic and foreign business, industry, economic, or financial conditions; competition; fluctuating interest and currency rates; inflation, including potential fluctuations in the Consumer Price Index, access to debt and equity capital markets and other sources of funding, and fluctuations in the available terms thereof; continued volatility and uncertainty in the credit markets and broader financial markets; other risks inherent in the real estate business, including client defaults under leases, increased client bankruptcies, potential liability relating to environmental matters, illiquidity of real estate investments, re-leasing uncertainties, and potential damages from natural disasters; competition, impairments in the value of real estate assets; changes in domestic and foreign income tax laws and rates; Realty Income’s or Spirit’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversified acquisitions or investments; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Realty Income or Spirit or their major tenants, respectively; risks that the proposed Merger disrupts current plans and operations; the outcome of any legal proceedings related to the proposed Merger; the ability of Realty Income and Spirit to consummate the Merger on a timely basis or at all; the impacts of the announcement or consummation of the Merger on business relationships of Realty Income or Spirit; the satisfaction of the conditions precedent to consummation of the Merger; the anticipated cost related to the Merger; and the ability for the combined company to realize the anticipated synergies, or at all.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Realty Income intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of Spirit that also constitutes a prospectus of Realty Income. The proxy statement/prospectus will not be a part of or incorporated by reference in this Current Report on Form 8-K.

Additional Information and Where to Find It

In connection with the proposed Merger, Realty Income intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Spirit that also constitutes a prospectus of Realty Income. Each of Spirit and Realty Income may also file other relevant documents with the SEC regarding the proposed Merger. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Spirit or Realty Income may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to the stockholders of Spirit. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Spirit, Realty Income and the proposed Merger, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Realty Income will be available free of charge on Realty Income’s website at www.realtyincome.com/investors or by contacting Realty Income’s Investor Relations department at 858-284-5000. Copies of the documents filed with the SEC by Spirit will be available free of charge on Spirit’s website at investors.spiritrealty.com or by contacting Spirit’s Investor Relations department by mail at Investor Relations, 2727 North Harwood Street, Suite 300, Dallas, TX.

Participants in the Solicitation

Realty Income, Spirit and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about the directors and executive officers of Realty Income, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Realty Income’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2023, and Realty Income’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 22, 2023. Information about the directors and executive officers of Spirit, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Spirit’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2023, and Spirit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Spirit or Realty Income using the sources indicated above.

No Offer or Solicitation

This communication and the information contained herein is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date:	November 27, 2023	By:	/s/ Michelle Bushore
Michelle Bushore Executive Vice President, Chief Legal Officer, General Counsel and Secretary